Exhibit 10.3

Dated June 15, 2012

(1)                            BUNGE NORTH AMERICA, INC., as a Seller

(2)                            BUNGE OILS, INC., as a Seller

(3)                            BUNGE NORTH AMERICA (EAST), LLC, as a Seller

(4)                            BUNGE MILLING, INC., as a Seller

(5)                            BUNGE NORTH AMERICA (OPD WEST), INC., as a Seller

(6)                            BUNGE FINANCE B.V., as Seller Agent

(7)                            BUNGE NORTH AMERICA CAPITAL, INC., as the Buyer

(8)                            COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent

FIRST AMENDMENT TO
U.S. RECEIVABLES PURCHASE AGREEMENT

1.	DEFINITIONS AND INTERPRETATION	1
2.	AMENDMENTS TO THE RECEIVABLES PURCHASE AGREEMENT	2
3.	REPRESENTATIONS	3
4.	CONTINUANCE	3
5.	FURTHER ASSURANCE	3
6.	CONDITIONS PRECEDENT	3
7.	EXECUTION IN COUNTERPARTS	3
8.	GOVERNING LAW; SUBMISSION TO JURISDICTION	4

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THIS FIRST AMENDMENT TO THE U.S. RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) is dated June 15, 2012 and made between:

(1)                                 BUNGE NORTH AMERICA, INC., a corporation organized under the laws of the State of New York;

(2)                                 BUNGE OILS, INC., a corporation organized under the laws of the State of Delaware;

(3)                                 BUNGE NORTH AMERICA (EAST), LLC, a limited liability company organized under the laws of the State of Delaware;

(4)                                 BUNGE MILLING, INC., a corporation organized under the laws of the State of Illinois;

(5)                                 BUNGE NORTH AMERICA (OPD WEST), INC., a corporation organized under the laws of the State of Delaware (each of the foregoing Persons in clauses (1) - (5), a “Seller” and, collectively, the “Sellers”);

(6)                                 BUNGE FINANCE B.V., a private limited liability company organized under the laws of the Netherlands (the “Seller Agent”);

(7)                                 BUNGE NORTH AMERICA CAPITAL, INC., a corporation organized under the laws of the State of Delaware (the “Buyer”); and

(8)                                 COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent (the “Administrative Agent”),

the Sellers, the Seller Agent, the Buyer and the Administrative Agent are hereinafter collectively referred to as the “Parties” and each of them a “Party”.

BACKGROUND:

(A)                               The Parties to this Amendment have entered into a U.S. Receivables Purchase Agreement dated June 1, 2011 (the “Receivables Purchase Agreement”) and the Parties now wish to amend the Receivables Purchase Agreement in accordance with this Amendment.

IT IS AGREED that:

1.                                      DEFINITIONS AND INTERPRETATION

1.1                               Receivables Purchase Agreement

Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Defined terms) of the Receivables Purchase Agreement.

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2.                                      AMENDMENTS TO THE RECEIVABLES PURCHASE AGREEMENT

The Parties hereby agree that, with effect from the date of this Amendment, the Receivables Purchase Agreement shall be amended as follows:

(a)                                 The last four sentences of Section 2.2(b) shall be amended in their entirety to read as follows:

In addition, the Seller Agent shall track all funds received by each Seller and the Seller Agent from the Buyer as Advanced Purchase Prices and shall at no time permit the Buyer to transfer Advanced Purchase Prices (which have not been applied to the Purchase Price for Acquired Receivables) in excess of 10% of the Unpaid Balance of Acquired Receivables that qualify as Eligible Receivables with respect to each applicable Seller as set forth in the most-recent Portfolio Report; provided, that so long as the Applicable S&P Rating is not below “BBB-” (or withdrawn or suspended) and the Applicable Moody’s Rating is not below “Baa3” (or withdrawn or suspended), then the determination as to whether the Advanced Purchase Price amounts with respect to each applicable Seller would exceed such 10% threshold may be made on a weekly basis (rather than daily in any other circumstance) on the fourth Business Day (or, if such calendar week has less than 4 Business Days, on the last Business Day) of such calendar week and any such determination shall remain in effect until the immediately succeeding date of determination.  In the event that Collections on any date related to any Acquired Receivables previously sold by any Seller to the Buyer are less than the aggregate Purchase Prices payable by the Buyer to such Seller on such date, the Buyer may defer payment to such Seller or the Seller Agent on behalf of such Seller in an amount equal to such shortfall (any such shortfall, a “Deferred Purchase Price”), which Deferred Purchase Price shall be payable on the earlier of the date the Buyer has funds available therefor pursuant to Section 2.2(d) and the immediately following Settlement Date.  In addition, the Seller Agent shall track all such Deferred Purchase Price amounts and shall at no time permit the amount for any single Seller to exceed 10% of the Unpaid Balance of Acquired Receivables that qualify as Eligible Receivables of such Seller as set forth in the most-recent Portfolio Report; provided, that so long as the Applicable S&P Rating is not below “BBB-” (or withdrawn or suspended) and the Applicable Moody’s Rating is not below “Baa3” (or withdrawn or suspended), then the determination as to whether the Deferred Purchase Price amounts with respect to each applicable Seller would exceed such 10% threshold may be made on a weekly basis (rather than daily in any other circumstance) on the fourth Business Day (or, if such calendar week has less than 4 Business Days, on the last Business Day) of such calendar week and any such determination shall remain in effect until the immediately succeeding date of determination.

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3.                                      REPRESENTATIONS

Each Seller represents and warrants to the other Parties hereto that, after giving effect to this Amendment, each of its representations and warranties set forth in the Receivables Purchase Agreement, as such representations and warranties apply to such Person, is true and correct in all material respects on and as of the date hereof as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.

4.                                      CONTINUANCE

The Parties hereby confirm that the provisions of the Receivables Purchase Agreement shall continue in full force and effect, subject only to the amendments effected thereto by this Amendment.

5.                                      FURTHER ASSURANCE

The Parties shall upon request of the Administrative Agent do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected by this Amendment.  Each of the Parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.

6.                                      CONDITIONS PRECEDENT

This Amendment shall become effective as of the date first above written upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by each of the Parties.

7.                                      EXECUTION IN COUNTERPARTS

This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Amendment.

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8.                                      GOVERNING LAW; SUBMISSION TO JURISDICTION

(a)                                 THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(b)                                 Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment.  Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

BUNGE NORTH AMERICA, INC., as a Seller

By:	/s/ Aaron L. Elliott
Name:	Aaron L. Elliott
Title:	Treasurer

BUNGE OILS, INC., as a Seller

By:	/s/ Aaron L. Elliott
Name:	Aaron L. Elliott
Title:	Treasurer

BUNGE NORTH AMERICA (EAST), LLC, as a Seller

By:	/s/ Aaron L. Elliott
Name:	Aaron L. Elliott
Title:	Treasurer

BUNGE MILLING, INC., as a Seller

By:	/s/ Aaron L. Elliott
Name:	Aaron L. Elliott
Title:	Treasurer

[Signature to First Amendment to the U.S. Receivables Purchase Agreement]

BUNGE NORTH AMERICA (OPD WEST), INC., as a Seller

By:	/s/ Aaron L. Elliott
Name:	Aaron L. Elliott
Title:	Treasurer

BUNGE FINANCE B.V., as Seller Agent

By:	/s/ Steven Claassens
Name:	Steven Claassens
Title:	Director

By:	/s/ A.J. De Lange
Name:	A.J. De Lange
Title:	Director

BUNGE NORTH AMERICA CAPITAL, INC., as Buyer

By:	/s/ Aaron L. Elliott
Name:	Aaron L. Elliott
Title:	Treasurer

[Signature to First Amendment to the U.S. Receivables Purchase Agreement]

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent

By:	/s/ E. van Esveld
Name: E. van Esveld
Title: Director

[Signature to First Amendment to the U.S. Receivables Purchase Agreement]